                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      23
             NOTES TO FINANCIAL STATEMENTS      28
    TRUST OFFICERS AND IMPORTANT ADDRESSES      32

Long-term investment strategies can
help you
cope with
uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a

                    variety of stock funds and fixed-income funds

  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

------------------------------
NYSE Ticker Symbol - VKS
------------------------------

                                                  MARKET(1)    NAV(2)
--------------------------------------------------------------------------
Six-month total return                              10.49%       4.42%
--------------------------------------------------------------------------
One-year total return                               12.20%      12.77%
--------------------------------------------------------------------------
Five-year average annual total return                7.86%       6.76%
--------------------------------------------------------------------------
Life-of-Trust average annual total return            3.79%       5.02%
--------------------------------------------------------------------------
Commencement date                                              1/22/93
--------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                         5.56%
--------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                    8.69%
--------------------------------------------------------------------------
Preferred share (Series A) rate(5)                               3.80%
--------------------------------------------------------------------------
Preferred share (Series B) rate(5)                               3.60%
--------------------------------------------------------------------------
Net asset value                                                 $13.97
--------------------------------------------------------------------------
Closing common stock price                                    $12.0900
--------------------------------------------------------------------------
Six-month high common stock price (01/31/01)                  $12.6800
--------------------------------------------------------------------------
Six-month low common stock price (11/20/00)                   $11.0625
--------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  68.4%   [PIE CHART]
- AA/Aa..............   9.2%
- A/A................   5.5%
- BBB/Baa............  13.5%
- BB/Ba..............   1.7%
- Non-Rated..........   1.7%
As of October 31, 2000
- AAA/Aaa............  67.3%   [PIE CHART]
- AA/Aa..............   7.0%
- A/A................   5.4%
- BBB/Baa............  16.9%
- BB/Ba..............   3.4%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.058
12/00                                                                            0.056
1/01                                                                             0.056
2/01                                                                             0.056
3/01                                                                             0.056
4/01                                                                             0.056

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
Health Care                                                                19.10                              20.60
General Purpose                                                            16.10                              12.80
Public Education                                                           13.10                               8.20
Retail/Electric/Gas/Telephone                                              11.20                               9.80
Transportation                                                              6.30                               7.50

*Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--January 1993 through April 2001)

[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
1/93                                                                      14.0300                            15.0000
                                                                          13.9600                            15.1250
                                                                          14.1600                            14.2500
                                                                          14.7200                            14.5000
12/93                                                                     15.3100                            14.7500
                                                                          15.1100                            14.2500
                                                                          13.3400                            12.6250
                                                                          13.2200                            12.3750
12/94                                                                     12.9500                            11.6250
                                                                          12.2600                            10.8750
                                                                          13.4700                            12.2500
                                                                          13.3300                            11.6250
12/95                                                                     13.5400                            11.6250
                                                                          14.0700                            12.0000
                                                                          13.4300                            11.8750
                                                                          13.2300                            11.6250
12/96                                                                     13.5500                            11.7500
                                                                          13.7800                            11.6250
                                                                          13.4500                            11.3750
                                                                          13.9300                            12.5620
12/97                                                                     14.3200                            12.9375
                                                                          14.6200                            13.1250
                                                                          14.5800                            13.1675
                                                                          14.6000                            13.3125
12/98                                                                     14.9800                            13.8750
                                                                          14.7500                            13.9375
                                                                          14.6400                            13.6875
                                                                          13.9500                            13.0000
12/99                                                                     13.4700                            11.6250
                                                                          12.9900                            11.6875
                                                                          13.3300                            11.1875
                                                                          13.2900                            11.3750
                                                                          13.5600                            11.5625
12/00                                                                     14.3100                            11.6125
                                                                          14.4500                            12.4100
4/01                                                                      13.9700                            12.0900

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN STRATEGIC
SECTOR MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q  WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID
    THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought that interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in
late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally. Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.056 per share translates to a distribution rate of 5.56 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 8.69 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 10.49 percent based on market price. This reflects an increase in market price from $11.25 per share on October 31, 2000, to $12.09 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 4.39 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO
    THESE CONDITIONS IN MANAGING THE TRUST?

A   In general, the overall credit
quality of the portfolio increased over
the course of the reporting period, due in part to added investment in high-grade bonds. When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance.

    When we made new investments
in high-grade issues, we looked to
both the intermediate-maturity and the long-maturity portion of the yield curve for opportunities. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    Other investments in the high-grade sector were premium bonds in the fifteen-year range priced to call date, giving us the yield associated with a longer maturity but the price sensitivity of a bond with a shorter maturity. Because these types of bonds tend to be somewhat less volatile, we believe that these opportunities to invest in high-grade securities offered an excellent balance of risk and reward.

    This does not mean we ignored the lower-rated sector all together. We actively managed our holdings in this segment of the market, selling our positions in BBB rated securities that either no longer met our criteria for investment or had already exceeded our valuation targets relative to other bonds. We replaced these securities with either higher-grade issues or with similarly rated issues that offered improved potential returns over time, particularly as yield spreads (the difference in yield between high-grade and lower-rated bonds) widened over the fourth quarter of 2000 and into January 2001.

    One of the challenges we face is when an older bond with a higher yield is called and we have to reinvest those assets in today's lower interest-rate environment. This situation arose when several of the trust's BBB rated airline bonds were called. At current rates, we expect that the trust's income stream will likely be diminished over time by these early calls.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated A or better was more than 83 percent of total long-term investments. This includes the trust's increased allocation in AAA rated securities (the highest rating category), which climbed to 68.4 percent of long-term investments as of April 30, 2001, up from 67.3 percent at the start of the period. The trust's allocation of BBB rated bonds stood at 13.5 percent, down by 3.4 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. The largest portion of the trust--19.1 percent of long-term investments--consisted of health-care bonds as of April 30, 2001, although this represented a 1.5 percent decrease over the period. General purpose bonds remained the trust's second largest holding, representing 16.1 percent, up from
12.8 percent as of October 31, 2000.

    In general, the portfolio's composition reflects investment decisions that were made based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal
Reserve Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect flows into municipal funds to potentially remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    A persistent low-yield rate environment could attract investors to higher-yielding investments, thus perhaps paving the way for stronger performance in these sectors. With a portion of its assets still in higher-yielding municipal securities, the trust could benefit from such conditions. In the meantime, mere stability in yield spreads may allow this component of the portfolio to outperform similar securities of higher credit quality.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)        DESCRIPTION                                 COUPON    MATURITY      VALUE
             MUNICIPAL BONDS  97.6%
             ALABAMA  2.0%
$   5,000    Alabama Wtr Pollutn Ctl Auth Revolving Fd
             Ln Ser A (AMBAC Insd)......................  5.000%   08/15/15   $  4,907,050
                                                                              ------------

             ARIZONA  1.2%
    1,000    Coconino Cnty, AZ Pollutn Ctl Corp Rev NV
             Pwr Co Ser B (a)...........................  5.800    11/01/32        871,990
    2,000    Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn
             Ctl Rev El Paso Elec Ser E Rfdg (Var Rate
             Cpn).......................................  6.150    12/01/14      2,019,300
                                                                              ------------
                                                                                 2,891,290
                                                                              ------------
             CALIFORNIA  15.5%
    3,330    Anaheim, CA Ctfs Partn Anaheim Mem Hosp
             Assn Rfdg (AMBAC Insd).....................  5.000    05/15/13      3,376,553
   20,000    Anaheim, CA Pub Fing Auth Lease Rev Cap
             Apprec Sub Pub Impts Proj Ser C (FSA
             Insd)......................................   *       09/01/25      5,039,600
    2,500    California Hlth Facs Auth Rev Kaiser
             Permanente Med Cent........................  5.450    10/01/13      2,510,025
    6,420    California Pollutn Ctl Fing Auth Pollutn
             Ctl Rev Pacific Gas & Elec Ser B (MBIA
             Insd)......................................  6.350    06/01/09      6,573,887
      745    California Rural Home Mtg Fin Auth Single
             Family Mtg Rev Ser C (GNMA Collateralized)
             (b)........................................ 0/7.800   02/01/28        845,910
   10,000    California Statewide Cmntys Dev Auth Rev
             Ctfs Partn Insd Children's Hosps (MBIA
             Insd)......................................  4.750    06/01/21      9,179,900

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)        DESCRIPTION                                 COUPON    MATURITY      VALUE
             CALIFORNIA (CONTINUED)
$   5,000    Foothill/Eastern Corridor Agy CA Toll Rd
             Rev Conv Cap Apprec Rfdg (b)............... 0/5.800%  01/15/20   $  2,936,550
    2,000    Los Angeles Cnty, CA Pub Wks Fing Auth Rev
             Sr Lien Ser A Rfdg (FSA Insd)..............  5.500    10/01/18      2,111,700
    1,300    Paramount, CA Redev Agy Tax Alloc (MBIA
             Insd)......................................  6.250    08/01/23      1,357,213
   13,880    San Joaquin Hills, CA Transn Corridor Agy
             Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
             Insd)......................................   *       01/15/28      3,026,118
    4,000    Whisman, CA Sch Dist Cap Apprec Ser D (FSA
             Insd)......................................   *       02/01/25      1,051,440
                                                                              ------------
                                                                                38,008,896
                                                                              ------------
             COLORADO  3.6%
    1,000    Arapahoe Cnty, CO Cap Impt Trust Fd Hwy Rev
             E-470 Proj Ser B (Prerefunded @ 08/31/05)
             (Var Rate Cpn).............................  7.000    08/31/26      1,151,940
    1,000    Colorado Hlth Facs Auth Rev Hosp Parkview
             Med Cent Proj..............................  6.500    09/01/20        982,630
    1,875    Colorado Hsg Fin Auth Multi-Family Hsg Insd
             Mtg Ser A..................................  6.800    10/01/37      1,954,369
      885    Colorado Hsg Fin Auth Single Family Pgm Sr
             Ser C1.....................................  7.550    11/01/27        949,428
      880    Colorado Hsg Fin Auth Single Family Pgm Sr
             Ser F......................................  8.625    06/01/25        944,970
    3,000    Denver, CO City & Cnty Arpt Rev Ser A (FSA
             Insd)......................................  5.000    11/15/25      2,779,440
                                                                              ------------
                                                                                 8,762,777
                                                                              ------------
             CONNECTICUT  1.3%
    1,500    Mashantucket Western Pequot Tribe CT Spl
             Rev Ser A, 144A--Private Placement (c).....  6.400    09/01/11      1,588,800
    1,500    Mashantucket Western Pequot Tribe CT Spl
             Rev Ser A, 144A--Private Placement
             (Prerefunded @ 09/01/07) (c)...............  6.400    09/01/11      1,704,900
                                                                              ------------
                                                                                 3,293,700
                                                                              ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)        DESCRIPTION                                 COUPON    MATURITY      VALUE
             FLORIDA  0.6%
$   1,500    South Miami, FL Hlth Facs Auth Hosp Rev
             Baptist Hlth Sys Oblig Grp (MBIA Insd).....  5.000%   11/15/28   $  1,393,590
                                                                              ------------

             GEORGIA  1.5%
    1,425    Georgia Muni Elec Auth Pwr Rev Ser A Rfdg
             (FGIC Insd)................................  5.500    01/01/12      1,514,162
    2,000    Georgia Muni Elec Auth Pwr Rev Ser Z Rfdg
             (FGIC Insd)................................  5.500    01/01/12      2,125,140
                                                                              ------------
                                                                                 3,639,302
                                                                              ------------
             ILLINOIS  9.3%
    5,000    Chicago, IL Brd of Ed Cap Apprec Sch Reform
             Ser A (FGIC Insd)..........................   *       12/01/27      1,054,400
    5,500    Chicago, IL Brd of Ed Cap Apprec Sch Reform
             Ser B-1 (FGIC Insd)........................   *       12/01/28      1,081,905
    2,000    Chicago, IL Brd of Ed Chicago Sch Reform
             Ser A (AMBAC Insd).........................  5.250    12/01/30      1,911,800
    4,335    Chicago, IL Cap Apprec City Colleges (FGIC
             Insd)......................................   *       01/01/30        829,979
    2,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
             United Airls Proj Ser B Rfdg...............  5.200    04/01/11      1,813,320
    5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)....  5.500    01/01/38      4,933,550
      950    Chicago, IL Tax Increment Alloc Sub Cent
             Loop Redev Ser A (ACA Insd)................  6.500    12/01/08        995,324
    1,000    Chicago, IL Wtr Rev (FGIC Insd)............  5.250    11/01/27        966,820
    1,635    Cook Cnty, IL Sch Dist No 100 Berwyn South
             (FSA Insd).................................  8.100    12/01/15      2,150,287
    5,000    Cook Cnty, IL Ser A (FGIC Insd)............  5.500    11/15/31      5,005,600
    1,000    Illinois Hlth Facs Auth Rev Midwest
             Physician Grp Ltd Rfdg.....................  5.500    11/15/19        795,470
    3,000    Will Cnty, IL Fst Presv Dist Ser B (FGIC
             Insd)......................................   *       12/01/16      1,277,310
                                                                              ------------
                                                                                22,815,765
                                                                              ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)        DESCRIPTION                                 COUPON    MATURITY      VALUE
             INDIANA  3.3%
$   3,065    Allen Cnty, IN War Mem Coliseum Additions
             Bldg Corp Ser A (AMBAC Insd)...............  5.750%   11/01/25   $  3,157,348
    3,505    East Chicago, IN Elem Sch Bldg Corp First
             Mtg Rfdg (AMBAC Insd)......................  6.250    01/05/16      3,940,952
    1,000    East Chicago, IN Solid Waste Disp Rev USG
             Corp Proj..................................  6.375    08/01/29        440,940
      540    La Porte Cnty, IN Hosp Auth Hosp Fac Rev La
             Porte Hosp Inc Rfdg........................  6.000    03/01/02        551,740
                                                                              ------------
                                                                                 8,090,980
                                                                              ------------
             IOWA  2.1%
    5,000    Muscatine, IA Elec Rev Rfdg (AMBAC Insd)...  6.125    01/01/12      5,167,400
                                                                              ------------

             KANSAS  2.9%
    5,000    Burlington, KS Pollutn Ctl KS Gas & Elec Co
             Proj Rfdg (MBIA Insd) (d)..................  7.000    06/01/31      5,112,350
    1,000    Johnson Cnty, KS Uni Sch Dst No 233 Ser B
             Rfdg (FGIC Insd)...........................  5.500    09/01/13      1,069,820
    1,000    Overland Park, KS Dev Corp Rev First Tier
             Overland Park Ser A........................  7.375    01/01/32      1,038,070
                                                                              ------------
                                                                                 7,220,240
                                                                              ------------
             LOUISIANA  1.7%
    2,000    New Orleans, LA Rfdg (FGIC Insd)...........  5.500    12/01/21      2,061,080
    1,000    New Orleans, LA Rfdg (FGIC Insd)...........  4.750    12/01/26        881,900
    1,250    Saint Charles Parish, LA Pollutn Ctl Rev LA
             Pwr & Lt Co Proj (FSA Insd)................  7.500    06/01/21      1,278,325
                                                                              ------------
                                                                                 4,221,305
                                                                              ------------
             MARYLAND  5.2%
    6,325    Maryland St Hlth & Higher Edl Facs Auth Rev
             Greater Baltimore Med Cent Rfdg (FGIC
             Insd)......................................  5.000    07/01/13      6,353,589
    6,270    Maryland St Hlth & Higher Edl Facs Auth Rev
             Subn Hosp Rfdg (AMBAC Insd)................  5.000    07/01/13      6,322,354
                                                                              ------------
                                                                                12,675,943
                                                                              ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)        DESCRIPTION                                 COUPON    MATURITY      VALUE
             MASSACHUSETTS  0.8%
$   1,705    Massachusetts St Hlth & Edl Facs Auth Rev
             Vly Regl Hlth Sys Ser C (Connie Lee
             Insd)......................................  7.000%   07/01/09   $  1,987,860
                                                                              ------------

             MICHIGAN  3.1%
    1,250    Avondale, MI Sch Dist Rfdg (AMBAC Insd)....  4.750    05/01/22      1,125,875
    2,500    Detroit, MI Downtown Dev Auth Tax Increment
             Rev Dev Area No 1 Projs Ser A Rfdg (MBIA
             Insd)......................................  4.750    07/01/25      2,240,000
    2,745    Michigan Muni Bond Auth Rev St Revolving
             Fd.........................................  5.400    10/01/14      2,798,280
    1,500    Michigan St Hsg Dev Auth Multi-Family Rev
             Ltd Ob Hsg Orion Four Ser A (Var Rate
             Cpn).......................................  6.250    08/01/39      1,505,835
                                                                              ------------
                                                                                 7,669,990
                                                                              ------------
             MISSISSIPPI  2.4%
    2,000    Mississippi Business Fin Corp Sys Energy
             Res Inc....................................  5.875    04/01/22      1,817,720
    1,990    Mississippi Home Corp Single Family Rev Mtg
             Ser C (GNMA Collateralized)................  7.600    06/01/29      2,268,043
      970    Mississippi Home Corp Single Family Rev Mtg
             Ser F (GNMA Collateralized) (Var Rate
             Cpn).......................................  7.550    12/01/27      1,064,565
      747    Mississippi Home Corp Single Family Rev Ser
             D (GNMA Collateralized)....................  8.100    12/01/24        808,665
                                                                              ------------
                                                                                 5,958,993
                                                                              ------------
             MISSOURI  1.9%
      250    Missouri St Hlth & Edl Facs Auth Hlth Facs
             Rev........................................  6.250    02/15/11        249,428
      670    Missouri St Hsg Dev Comm Mtg Rev Single
             Family Homeowner Ln Ser A (GNMA
             Collateralized)............................  7.200    09/01/26        718,850
    2,585    St Louis, MO Arpt Rev......................  6.000    01/01/05      2,650,168
    1,000    St Louis, MO Indl Dev Auth Rev Sr Lien St
             Louis Convention Ser A.....................  6.875    12/15/20      1,024,750
                                                                              ------------
                                                                                 4,643,196
                                                                              ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)        DESCRIPTION                                 COUPON    MATURITY      VALUE
             NEVADA  1.1%
$   1,530    Nevada Hsg Div Single Family Pgm Mezz Ser E
             (FHA Gtd)..................................  6.900%   10/01/11   $  1,589,792
    1,000    Washoe Cnty, NV Wtr Fac Rev Var Sierra Pac
             Pwr Co Rfdg (Var Rate Cpn).................  5.750    03/01/36      1,000,000
                                                                              ------------
                                                                                 2,589,792
                                                                              ------------
             NEW JERSEY  3.3%
    2,000    New Jersey Econ Dev Auth Dist Heating &
             Cooling Rev Trigen Trenton Ser A...........  6.200    12/01/10      1,979,980
    2,000    New Jersey Econ Dev Auth Spl Fac Rev
             Continental Airls Inc Proj.................  6.250    09/15/29      1,865,840
    2,500    New Jersey Econ Dev Auth Wtr Facs Rev NJ
             American Wtr Co Inc Proj Ser A (FGIC
             Insd)......................................  6.875    11/01/34      2,722,575
      775    New Jersey Hlthcare Facs Fing Auth Rev
             Trinitas Hosp Oblig Grp Rfdg...............  6.500    07/01/02        778,263
      830    New Jersey Hlthcare Facs Fing Auth Rev
             Trinitas Hosp Oblig Grp Rfdg...............  6.500    07/01/03        834,424
                                                                              ------------
                                                                                 8,181,082
                                                                              ------------
             NEW YORK  11.8%
    3,000    Metropolitan Transn Auth NY Tran Facs Rev
             Ser B (FGIC Insd)..........................  4.750    07/01/26      2,744,280
    1,000    New York City Indl Dev Agy Civic Fac Rev
             Touro College Proj Ser A...................  6.350    06/01/29        928,000
    2,520    New York City Ser B (Prerefunded @
             08/15/04)..................................  7.250    08/15/19      2,823,257
    5,000    New York City Ser B1 (Prerefunded @
             08/15/04)..................................  7.000    08/15/16      5,566,550
        5    New York City Ser C........................  7.250    08/15/24          5,047
    2,000    New York City Ser G........................  5.750    02/01/14      2,092,800
    5,000    New York City Ser H........................  5.250    03/15/14      5,109,900
    4,355    New York St Dorm Auth Revs Court Facs Lease
             Ser A......................................  5.500    05/15/10      4,481,818
    4,350    Triborough Brdg & Tunl Auth NY Revs Genl
             Purp Ser A.................................  5.000    01/01/12      4,372,881
    1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev
             Cmnty Dev Pptys Yonkers Inc Ser A..........  6.625    02/01/26      1,000,930
                                                                              ------------
                                                                                29,125,463
                                                                              ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)        DESCRIPTION                                 COUPON    MATURITY      VALUE
             OHIO  3.8%
$   1,000    Akron, OH Ctfs Partn Akron Muni Baseball
             Stad Proj (b).............................. 0/6.500%  12/01/07   $  1,036,390
    1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
             Proj.......................................  7.500    01/01/30      1,039,340
    1,000    Delaware Cnty, OH Hlthcare Facs Rev Mtg
             Centrum at Willow Brook (FHA Gtd)..........  6.550    02/01/35      1,055,250
    2,045    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
             Rfdg.......................................  6.000    05/15/05      2,080,133
    1,000    Miami Cnty, OH Hosp Fac Impt Upper Vly Med
             Cent Ser C Rfdg............................  6.000    05/15/06      1,005,350
    2,950    Ohio Hsg Fin Agy Mtg Rev Residential Ser
             A-1 (GNMA Collateralized) (Var Rate Cpn)...  6.050    09/01/17      3,078,296
                                                                              ------------
                                                                                 9,294,759
                                                                              ------------
             OKLAHOMA  0.4%
    1,000    Tulsa Cnty, OK Pub Facs Auth Cap Impt Rev
             (AMBAC Insd)...............................  6.250    11/01/22      1,089,040
                                                                              ------------

             OREGON  1.1%
    2,670    Multnomah Cnty, OR Sch Dist 007 Reynolds...  5.625    06/15/14      2,815,275
                                                                              ------------

             PENNSYLVANIA  10.5%
    1,000    Carbon Cnty, PA Indl Dev Auth Panther Creek
             Partners Proj Rfdg (LOC: Paribas)..........  6.650    05/01/10      1,021,360
    2,635    Delaware Cnty, PA Auth Hlthcare Rev Mercy
             Hlth Corp Southeastn Ser B (Prerefunded @
             11/15/05)..................................  6.000    11/15/07      2,826,644
    6,000    Pennsylvania Intergovtl Coop Auth Spl Tax
             Rev City of Philadelphia Fdg Pgm
             (Prerefunded @ 06/15/03) (FGIC Insd).......  5.350    06/15/07      6,226,260

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)        DESCRIPTION                                 COUPON    MATURITY      VALUE
             PENNSYLVANIA (CONTINUED)
$  10,000    Pennsylvania St Ctfs Partn Ser A (AMBAC
             Insd)......................................  5.400%   07/01/09   $ 10,324,600
    2,500    Philadelphia, PA (FSA Insd)................  5.000    03/15/28      2,338,400
    2,000    Philadelphia, PA Hosps & Higher Ed Facs
             Auth Hosp Rev PA Hosp Rfdg.................  6.350    07/01/07      2,221,220
    1,000    Southeastern, PA Transn Auth PA Spl Rev Ser
             A (FGIC Insd)..............................  4.750    03/01/29        880,260
                                                                              ------------
                                                                                25,838,744
                                                                              ------------
             TENNESSEE  1.1%
    1,500    Elizabethton, TN Hlth & Edl Facs Brd Rev
             Rfdg & Impt Hosp First Mtg Ser B...........  8.000    07/01/33      1,579,290
    1,000    Johnson City, TN Hlth & Edl Facs Brd Hosp
             Rev First Mtg MTN States Hlth Ser A Rfdg
             (MBIA Insd)................................  7.500    07/01/25      1,198,870
                                                                              ------------
                                                                                 2,778,160
                                                                              ------------
             TEXAS  3.1%
    2,000    Dallas-Fort Worth, TX Intl Arpt Fac Impt
             Corp Rev American Airls Ser A Rfdg (Var
             Rate Cpn)..................................  5.950    05/01/29      2,031,680
    1,000    Harris Cnty, TX Hlth Facs Dev Corp Hosp Rev
             Mem Hermann Hlthcare Ser A (a).............  6.375    06/01/29      1,002,300
    1,500    Houston, TX Arpt Sys Rev Spl Facs
             Continental Airls Ser B....................  6.125    07/15/17      1,381,275
    2,500    Houston, TX Arpt Sys Rev Sub Lien Ser C
             (FGIC Insd)................................  5.000    07/01/28      2,298,850
    1,000    Matagorda Cnty, TX Navig Dist No 1 Rev
             Houston Ltg Rfdg (Var Rate Cpn) (AMBAC
             Insd)......................................  5.125    11/01/28        926,490
                                                                              ------------
                                                                                 7,640,595
                                                                              ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                           MARKET
(000)        DESCRIPTION                                 COUPON    MATURITY      VALUE
             UTAH  0.3%
$     670    Utah St Hsg Fin Agy Single Family Mtg Sr
             Ser D-2 (Var Rate Cpn) (FHA/VA Gtd)........  6.850%   07/01/25   $    685,343
                                                                              ------------

             WASHINGTON  2.7%
    1,000    Grant Cnty, WA Pub Util Dist No 002 Wanapum
             Hydro Elec Rev Ser B Rfdg (MBIA Insd)......  5.375    01/01/18        989,080
    2,030    Washington St Pub Pwr Supply Sys Nuclear
             Proj No 3 Rev Ser C Rfdg (MBIA Insd).......   *       07/01/13      1,071,515
    3,380    Washington St Pub Pwr Supply Sys Nuclear
             Proj No 3 Rev Ser C Rfdg (MBIA Insd).......   *       07/01/15      1,564,703
    3,000    Washington St Ser B........................  5.500    05/01/18      3,133,620
                                                                              ------------
                                                                                 6,758,918
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  97.6%
  (Cost $225,158,392)......................................................    240,145,448
SHORT-TERM INVESTMENT  0.1%
  (Cost $100,000)..........................................................        100,000
                                                                              ------------
TOTAL INVESTMENTS  97.7%
  (Cost $225,258,392)......................................................    240,245,448
OTHER ASSETS IN EXCESS OF LIABILITIES  2.3%................................      5,734,036
                                                                              ------------
NET ASSETS  100.0%.........................................................   $245,979,484
                                                                              ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $225,258,392).......................  $240,245,448
Cash........................................................     3,101,530
Receivables:
  Interest..................................................     3,963,469
  Investments Sold..........................................     1,026,551
Other.......................................................         4,093
                                                              ------------
    Total Assets............................................   248,341,091
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,856,110
  Income Distributions--Preferred Shares....................       165,482
  Investment Advisory Fee...................................       134,383
  Administrative Fee........................................        20,804
  Affiliates................................................         3,705
Trustees' Deferred Compensation and Retirement Plans........       132,052
Accrued Expenses............................................        49,071
                                                              ------------
    Total Liabilities.......................................     2,361,607
                                                              ------------
NET ASSETS..................................................  $245,979,484
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 3,800 issued with liquidation preference of
  $25,000 per share)........................................  $ 95,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 10,806,700 shares issued and
  outstanding)..............................................       108,067
Paid in Surplus.............................................   149,167,283
Net Unrealized Appreciation.................................    14,987,056
Accumulated Undistributed Net Investment Income.............       905,168
Accumulated Net Realized Loss...............................   (14,188,090)
                                                              ------------
    Net Assets Applicable to Common Shares..................   150,979,484
                                                              ------------
NET ASSETS..................................................  $245,979,484
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($150,979,484 divided by
  10,806,700 shares outstanding)............................  $      13.97
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 7,264,906
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      800,923
Preferred Share Maintenance.................................      127,745
Administrative Fee..........................................      123,219
Trustees' Fees and Related Expenses.........................       16,630
Legal.......................................................        8,348
Custody.....................................................        6,623
Other.......................................................       92,733
                                                              -----------
    Total Expenses..........................................    1,176,221
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,088,685
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 2,115,824
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   14,788,440
  End of the Period.........................................   14,987,056
                                                              -----------
Net Unrealized Appreciation During the Period...............      198,616
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,314,440
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 8,403,125
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $  6,088,685        $ 11,536,828
Net Realized Gain/Loss.............................      2,115,824            (477,188)
Net Unrealized Appreciation During the Period......        198,616           7,078,924
                                                      ------------        ------------
Change in Net Assets from Operations...............      8,403,125          18,138,564
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (3,652,261)         (8,212,189)
  Preferred Shares.................................     (1,811,610)         (3,842,502)
                                                      ------------        ------------
Total Distributions................................     (5,463,871)        (12,054,691)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      2,939,254           6,083,873

NET ASSETS:
Beginning of the Period............................    243,040,230         236,956,357
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $905,168
  and $280,354, respectively)......................   $245,979,484        $243,040,230
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SIX
                                                           MONTHS
                                                            ENDED
                                                          APRIL 30,   -----------------
                                                            2001       2000      1999
                                                          -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)............   $ 13.70    $ 13.14   $ 14.82
                                                           -------    -------   -------
  Net Investment Income.................................       .56       1.07      1.07
  Net Realized and Unrealized Gain/Loss.................       .22        .61     (1.69)
                                                           -------    -------   -------
Total from Investment Operations........................       .78       1.68      (.62)
                                                           -------    -------   -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.........................       .34        .76       .78
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders............................       .17        .36       .28
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.........................       -0-        -0-       -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders............................       -0-        -0-       -0-
                                                           -------    -------   -------
Total Distributions.....................................       .51       1.12      1.06
                                                           -------    -------   -------
NET ASSET VALUE, END OF THE PERIOD......................   $ 13.97    $ 13.70   $ 13.14
                                                           =======    =======   =======

Market Price Per Share at End of the Period.............   $12.090    $11.250   $11.625
Total Investment Return at Market Price (b).............    10.49%**    3.37%   -15.30%
Total Return at Net Asset Value (c).....................     4.42%**   10.41%    -6.35%
Net Assets at End of the Period (In millions)...........   $ 246.0    $ 243.0   $ 237.0
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares*........................................     1.55%      1.66%     1.64%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).......................     5.62%      5.38%     5.50%
Portfolio Turnover......................................       24%**      22%       39%
 * Ratio of Expenses to Average Net Assets Including
   Preferred Shares.....................................      .95%      1.00%     1.01%

** Non-Annualized

(a) Net Asset Value at January 22, 1993, is adjusted for common and preferred share offering costs of $.217 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                        JANUARY 22, 1993
                                                         (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                   OF INVESTMENT
-----------------------------------------------------    OPERATIONS) TO
       1998      1997      1996      1995      1994     OCTOBER 31, 1993
------------------------------------------------------------------------
     $  14.35   $ 13.67   $ 13.72   $ 12.28   $ 15.25       $ 13.81
     --------   -------   -------   -------   -------       -------
         1.09      1.10      1.12      1.15      1.18           .80
          .47       .67      (.07)     1.51     (2.93)         1.33
     --------   -------   -------   -------   -------       -------
         1.56      1.77      1.05      2.66     (1.75)         2.13
     --------   -------   -------   -------   -------       -------
          .78       .78       .79       .88       .94           .55
          .31       .31       .31       .34       .24           .14
          -0-       -0-       -0-       -0-       .03           -0-
          -0-       -0-       -0-       -0-       .01           -0-
     --------   -------   -------   -------   -------       -------
         1.09      1.09      1.10      1.22      1.22           .69
     --------   -------   -------   -------   -------       -------
     $  14.82   $ 14.35   $ 13.67   $ 13.72   $ 12.28       $ 15.25
     ========   =======   =======   =======   =======       =======

     $14.5625   $12.750   $11.750   $11.875   $10.750       $14.625
       20.97%    15.55%     5.69%    18.79%   -20.83%         8.26%**
        8.91%    11.01%     5.58%    19.39%   -13.59%        12.82%**
     $  255.2   $ 250.1   $ 242.7   $ 243.3   $ 227.7       $ 259.8
        1.62%     1.65%     1.67%     1.77%     1.61%         1.49%
        5.35%     5.67%     5.91%     6.14%     6.76%         5.97%
          18%       23%       24%       75%      165%          114%**
        1.01%     1.01%     1.01%     1.06%      .99%         1.02%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Sector Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on January 22, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $907,791.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $16,303,897, which will expire between October 31, 2002 and October 31, 2008.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $225,258,392; the aggregate gross unrealized appreciation is $16,988,083 and the aggregate gross unrealized depreciation is $2,001,027, resulting in net unrealized appreciation on long- and short-term investments of $14,987,056.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of
 .10% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $1,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $16,100 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $58,196,783 and $58,465,711, respectively.

4. PREFERRED SHARES

The Trust has outstanding 3,800 Auction Preferred Shares ("APS") in two series. Series A contains 2,000 shares while Series B contains 1,800 shares. Dividends are cumulative and the dividend rate for both Series is currently reset every 28 days through an auction process. At April 30, 2001, the average rate in effect was 3.705%. During the six months ended April 30, 2001, the rates ranged from 3.240% to 4.400%.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN STRATEGIC SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH, III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.